Exhibit 99.1

VeriFone, Inc. 2099 Gateway Place, Suite 600 San Jose, CA, 95110 www.verifone.com

INVESTOR CONTACT:	VERIFONE REPORTS
SECOND QUARTER FISCAL 2005 RESULTS
William B. Nettles
Director Corporate Development & IR	Revenues grew 32%, driving significant increase in net income
VeriFone, Inc.
Tel: 408.232.7979
Email: ir@verifone.com

EDITORIAL CONTACT:
Pete Bartolik
Tel: 508-283-4112
Email: pete_bartolik@verifone.com

San Jose, CA – June 2, 2005 –  In its first earnings report as a public company, VeriFone Holdings, Inc. (NYSE: PAY), a leading global provider of technology that enables electronic payment transactions, today announced financial results for the three months ended April 30, 2005.

Net revenues, for the three months ended April 30, 2005, were $117.9 million, an increase of 32% over net revenues of $89.5 million for the comparable period of 2004.  The increase was driven by a 68% increase in net revenues from VeriFone’s international business and a 16% increase in net revenues from its North America business.  VeriFone’s acquisition of GO Software, which closed on March 1, 2005, contributed 1% of net revenues for the three months ended April 30, 2005.  Systems Solutions net revenues rose 34% versus the prior year while Services net revenues rose 14%.

Net income, under generally accepted accounting principles (GAAP), for the three months ended April 30, 2005 was $8.8 million, or $0.15 per diluted share, compared to $1.1 million, or $0.02 per diluted share, for the second quarter of 2004.  Net Income as Adjusted, which excludes non-cash amortization of purchased intangibles and debt issuance costs, as well as the interest on debt retired out of VeriFone’s IPO proceeds, for the three months ended April 30, 2005 was $12.3 million, or $0.22 per diluted share, compared to $6.2 million, or $0.11 per diluted share, for the comparable period of 2004.  A reconciliation of GAAP net income to Net Income as Adjusted, is set forth at the end of this press release.

Douglas G. Bergeron, Chairman and Chief Executive Officer stated, “Our business continued to exhibit strong growth in the fiscal 2005 second quarter.  In North America, the ongoing upgrade cycle has been driven by the migration from dial-up to IP and the expanding need for PIN-based debit solutions.  In Western Europe, growth continued to be fueled by enhanced EMV security standards and IP and wireless communications.  Emerging markets demand was strong across the board.”

“VeriFone’s industry leading certification and product portfolio, brand, global scale and substantial investment in research and development has enabled us to fully participate in industry growth,” continued Bergeron.  “We are extremely pleased with our second quarter results.”

Second Quarter Highlights

•                  VeriFone completed its initial public offering on the New York Stock Exchange, raising gross proceeds of $177 million; VeriFone’s portion of the proceeds was $77 million net of expenses and underwriting discounts. Trading commenced on April 29, 2005 and settlement took place on May 4, 2005.

•                  VeriFone retired the $72 million Second Lien Loan on May 4, 2005.   Based on current rates, the annualized interest savings on the Second Lien Loan would be approximately $6.6 million.

•                  VeriFone repriced its Term B Loan effective on May 4, 2005.  VeriFone’s estimated annual interest savings from the 50 basis point rate reduction is approximately $0.95 million on the $189 million outstanding on the Term B Loan as of April 30, 2005.

•                  VeriFone’s new Vx platform gained traction and amounted to over 20% of international revenue in the second quarter.   This has been the fastest rollout in VeriFone’s history as international banks and processors rapidly certified this platform.

•                  VeriFone’s Value Added Partner Program showed continued momentum, and now includes 31 Partners, an increase of 10 Partners in the last 12 months, providing applications such as Gift and Loyalty, Telephone Prepaid, Stored Value, Age Verification, Employment Background Checks, Time and Attendance, Health Care Eligibility, Check Authorization and Verification, Return Authorization Services, Money Transfer and Bill Payment.  The adoption of applications such as these continue to drive merchants to endorse Verix based multi-application system solutions.

Financial Measures

Reconciliations for both of the non-GAAP measures presented in this press release, Net Income as Adjusted and EBITDA as Adjusted, are provided at the end of this press release.  Management uses Net Income as Adjusted and EBITDA as Adjusted, to help them evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of other companies in our industry, but cautions investors that these non-GAAP measures should not be considered as substitutes for disclosure in accordance with GAAP.

Conference Call

The management of VeriFone will host a conference call on June 2, 2005 at 1:30 p.m. (PDT) to discuss VeriFone’s second quarter results, which will be simultaneously webcast.  Management may provide forward looking guidance on this conference call.

To access the live conference call, the dial-in numbers are as follows:

Domestic callers: 800-299-7928

International callers: 617-614-3926

Passcode: 70079334

To access the audio webcast, please go to VeriFone’s website (http://ir.verifone.com) at least ten minutes prior to the call to register.  The recorded audio webcast will be available on VeriFone’s website until June 16th, 2005.

A replay of the conference call, which can be accessed by dialing toll-free 888-286-8010, and outside the U.S. 617-801-6888, will be available until June 9th, 2005.  The access code for the replay is 73091695.

-ends-

About VeriFone Holdings, Inc. (www.verifone.com)

VeriFone Holdings, Inc. (“VeriFone”) (NYSE: PAY), a global leader in secure electronic payment technologies, provides expertise, solutions and services for today with a migration strategy for tomorrow. VeriFone delivers solutions that add value to the point of sale, resulting in improved merchant retention and the generation of new sources of revenue for its partners and customers. VeriFone solutions are specifically designed to meet the needs of vertical markets including financial, retail, petroleum, government and healthcare.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of VeriFone Holdings, Inc. These risks and uncertainties include: the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business, our dependence on a limited number of customers, uncertainties related to the conduct of our business internationally, our ability to effectively hedge our exposure to foreign currency exchange rate fluctuations, our dependence on a limited number of key employees, short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our payment solution offerings, our ability to identify and complete acquisitions and strategic investments and successfully integrate them into our business, and our ability to protect against fraud. For a further list and description of such risks and uncertainties, see our filings with the Securities and Exchange Commission, including our Form S-1 registration statement for our IPO.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

VERIFONE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended April 30,			Six Months Ended April 30,
	2005	2004	Change	2005	2004	Change
	(unaudited)
Net revenues:
System Solutions	$105,414	$78,554	34%	$203,403	$155,702	31%
Services	12,479	10,923	14%	25,773	21,724	19%
Total net revenues	117,893	89,477	32%	229,176	177,426	29%
Cost of net revenues:
System Solutions	61,727	44,854	38%	120,874	88,471	37%
Amortization of purchased core and developed technology assets	1,693	2,468	-31%	3,655	5,462	-33%
Total cost of System Solutions net revenues	63,420	47,322	34%	124,529	93,933	33%
Services	7,043	5,947	18%	14,593	12,936	13%
Total cost of net revenues	70,463	53,269	32%	139,122	106,869	30%

Gross profit	47,430	36,208	31%	90,054	70,557	28%
Operating expenses:
Research and development	10,457	8,513	23%	19,951	15,754	27%
Sales and marketing	12,932	11,229	15%	24,976	21,388	17%
General and administrative	6,787	5,270	29%	13,491	11,329	19%
Amortization of purchased intangible assets	1,346	2,550	-47%	2,650	5,100	-48%
Total operating expenses	31,522	27,562	14%	61,068	53,571	14%

Operating income	15,908	8,646	84%	28,986	16,986	71%

Interest expense	(4,468)	(2,573)	74%	(8,762)	(5,410)	62%
Other income (expense), net	29	(464)	-106%	(171)	(772)	-78%
Income before income taxes	11,469	5,609	104%	20,053	10,804	86%
Provision for income taxes	2,662	2,636	1%	5,409	5,078	7%

Net income	8,807	2,973	196%	14,644	5,726	156%
Accrued dividends and accretion on preferred stock	—	1,868	-100%	—	3,695	-100%
Net Income (loss) attributable to common stockholders	$8,807	$1,105	697%	$14,644	$2,031	621%

Net income per common share:
Basic	$0.16	$0.02		$0.27	$0.04
Diluted	$0.15	$0.02		$0.26	$0.04

Weighted-average shares used in computing of net income (loss) per common share:
Basic	53,403	49,727		53,389	49,607
Diluted	57,084	56,882		57,022	56,882

Gross profit as reported	$47,430	$36,208		$90,054	$70,557
Amortization of purchased core and developed technology assets	1,693	2,468		3,655	5,462
Gross profit without amortization of purchased core and developed technology assets(1)	$49,123	$38,676		$93,709	$76,019
Gross profit GAAP	40.2%	40.5%		39.3%	39.8%
Gross profit without amortization of purchased core and developed technology assets	41.7%	43.2%		40.9%	42.8%

(1) Management uses gross profit without amortization of purchased core and developed technology assets, a non-GAAP measure, to evaluate the Company’s gross profit and to compare to the Company’s current results with those for prior periods, but cautions that it should not be considered as a substitute for disclosure in accordance with GAAP.

VERIFONE HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

	April 30, 2005	October 31, 2004(1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,742	$12,705
Accounts receivable, net of allowances for doubtful accounts of $1,551 and $2,535	69,002	77,839
Inventories	47,353	32,113
Other current assets	22,871	13,756
Total current assets	147,968	136,413

Equipment and improvements, net	6,222	5,754
Purchased intangible assets, net	24,509	22,234
Goodwill	57,840	53,224
Other assets	30,374	27,994

Total assets	$266,913	$245,619

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	43,656	43,702
Income taxes payable	14,147	13,749
Deferred revenue	17,354	14,152
Other current liabilities	40,663	37,100
Current portion of long-term debt	2,171	2,308
Total current liabilities	117,991	111,011

Deferred revenue	6,697	5,872
Other long-term debt, less current portion	258,824	259,879
Other long-term liabilities	3,837	4,244

Total stockholders’ deficit	(120,436)	(135,387)

Total liabilities and stockholders’ deficit	$266,913	$245,619

(1) Certain amounts reported in previous periods have been reclassified to conform to the current period presentation.

VERIFONE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Three Months Ended April 30,		Six Months Ended April 30,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Cash flows from operating activities
Net income	$8,807	$2,973	$14,644	$5,726
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of purchased intangibles	3,039	5,018	6,305	10,562
Depreciation and amortization of equipment and improvements	714	551	1,437	1,025
Amortization of capitalized software	256	101	523	168
Amortization of interest rate caps	21	—	47	—
Accretion of debt discount	—	111	—	218
Amortization of debt issuance costs	317	189	635	442
Stock-based compensation	37	22	52	44
Changes in operating assets and liabilities:
Accounts receivable, net	(4,235)	(9,981)	9,604	(5,051)
Inventories	(1,834)	5,421	(15,240)	9,102
Deferred tax assets	(2,433)	—	(2,974)	—
Prepaid expenses and other current assets	2,754	(1,988)	39	(1,760)
Other assets	(332)	606	(326)	1,323
Accounts payable	(8,982)	(2,884)	(279)	(9,118)
Income taxes payable	(2,637)	(2,279)	398	(4,577)
Accrued compensation	(76)	698	(1,012)	102
Accrued warranty	293	(328)	402	(671)
Deferred revenue	1,752	2,691	3,139	3,076
Deferred tax liabilities	639	—	951	—
Accrued expenses and other liabilities	(1,169)	(305)	(4,449)	(2,559)

Net cash provided by (used in) operating activities	(3,069)	616	13,896	8,052

Cash flows from investing activities
Software development costs capitalized	(144)	(618)	(235)	(1,296)
Purchase of equipment and improvements	(1,014)	(324)	(1,410)	(849)
Acquisition of business, net of cash and cash equivalents	(13,317)	—	(13,317)	—

Net cash used in investing activities	(14,475)	(942)	(14,962)	(2,145)

Cash flows from financing activities
Proceeds from revolving promissory notes payable and revolver	9,500	60,900	19,100	125,440
Repayments of revolving promissory notes payable and revolver	(9,500)	(54,583)	(19,100)	(124,421)
Repayment of term promissory note	—	(10,000)	—	(10,000)
Repayment of long-term debt	(475)	—	(950)	—
Payment of IPO costs	(1,252)	—	(1,835)	—
Repayments of capital leases	(120)	(79)	(242)	(157)
Proceeds from issuance of common stock	93	—	117	5

Net cash used in financing activities	(1,754)	(3,762)	(2,910)	(9,133)
Effect of foreign currency exchange rate changes on cash	(43)	(106)	13	83
Net decrease in cash and cash equivalents	(19,341)	(4,194)	(3,963)	(3,143)
Cash and cash equivalents, beginning of period	28,083	6,928	12,705	5,877

Cash and cash equivalents, end of period	$8,742	$2,734	$8,742	$2,734

Supplemental disclosures of cash flow information
Cash paid for interest	$4,127	$2,743	$8,102	$5,257
Cash paid for taxes	$7,059	$5,078	$7,717	$8,858

Schedule of noncash transactions
Accrued dividends and accretion on preferred stock	$—	$1,868	$—	$3,695

SUPPLEMENTAL DATA

VERIFONE HOLDINGS, INC.

GEOGRAPHIC INFORMATION

(IN THOUSANDS, EXCEPT PERCENTAGES)

	Three Months Ended April 30,			Six Months Ended April 30,
	2005	2004	Change	2005	2004	Change

North America	$73,103	$62,759	16%	$137,804	$118,412	16%
Latin America	15,238	6,783	125%	31,150	17,953	74%
Europe	22,177	14,125	57%	41,646	27,330	52%
Asia	7,375	5,810	27%	18,576	13,731	35%

	$117,893	$89,477	32%	$229,176	$177,426	29%

SUPPLEMENTAL DATA

VERIFONE HOLDINGS, INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended April 30,			Six Months Ended April 30,
	2005	2004	Change	2005	2004	Change
U.S. GAAP net income	$8,807	$2,973	196%	$14,644	$5,726	156%
Provision (benefit) for income taxes	2,662	2,636	1%	5,409	5,078	7%
Interest expense	4,468	2,573	74%	8,762	5,410	62%
Depreciation and amortization of equipment and improvements	714	551	30%	1,437	1,025	40%
Amortization of capitalized software	256	101	153%	523	168	211%
Amortization of purchased intangible assets	3,039	5,018	-39%	6,305	10,562	-40%
Amortization of step-up in deferred revenue on acquisition	179	138	30%	287	289	-1%
Stock-based compensation	37	22	68%	52	44	18%
Management fees to majority shareholder	62	34	82%	125	125	0%

EBITDA as Adjusted (1)	$20,224	$14,046	44%	$37,544	$28,427	32%

	Three Months Ended April 30,			Six Months Ended April 30,
	2005	2004	Change	2005	2004	Change
U.S. GAAP net income	$8,807	$2,973	196%	$14,644	$5,726	156%
Amortization of purchased intangible assets	3,039	5,018	-39%	6,305	10,562	-40%
Amortization of step-up in deferred revenue on acquisition	179	138	30%	287	289	-1%
Stock-based compensation	37	22	68%	52	44	18%
Amortization of debt issuance costs	317	189	68%	635	442	44%
Interest adjustment on debt repaid upon IPO	1,536	—		3,065	—

Total adjustments	$5,108	$5,367	-5%	$10,344	$11,337	-9%

Tax effect of adjustments	1,635	2,147	-24%	3,310	4,535	-27%
Tax effect rate(2)	32%	40%	-20%	32%	40%	-20%
Net adjustments	3,473	3,220	8%	7,034	6,802	3%

Net Income as Adjusted (1)	$12,280	$6,193	98%	$21,678	$12,528	73%

Net Income as Adjusted per diluted share	$0.22	$0.11		$0.38	$0.22

Weighted-average shares used in computing diluted net income as adjusted per common share	57,084	56,882		57,022	56,882

(1) Management uses EBITDA as Adjusted and Net Income as Adjusted, both non-GAAP measures, to evaluate the Company’s operating performance and to compare the Company’s current results with those for prior periods, but cautions that they should not be considered as substitutes for disclosure in accordance with GAAP.

(2) Tax effect rate excludes discrete items.

SUPPLEMENTAL DATA

VERIFONE HOLDINGS, INC

PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET

(IN THOUSANDS)

	April 30, 2005	Pro forma	Pro forma April 30,
	(Historical)	Adjustments	2005

ASSETS
Total current assets	$147,968	$(4,387)	$143,581

Total non-current assets	118,945	(2,712)	116,233
Total assets	$266,913	$(7,099)	$259,814

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Total current liabilities	$117,991	$(9,471)	$108,520

Total long-term liabilities	269,358	(72,000)	197,358

Stockholders’ deficit
Voting Common Stock	564	86	650
Nonvoting Common Stock	—	—	—
Additional paid-in-capital	705	85,578	86,283
Deferred stock-based compensation	(536)	(6,163)	(6,699)
Accumulated deficit	(121,574)	(5,129)	(126,703)
Accumulated other comprehensive income	405	—	405
Total stockholders’ deficit	(120,436)	74,372	(46,064)

Total liabilities and stockholders’ deficit	$266,913	$(7,099)	$259,814

The above pro forma balance sheet, reflects the sale of 8,500,000 shares of common stock by us in our initial public offering at an offering price of $10.00 per share, after deducting the underwriting discounts and commissions, and estimated offering expenses paid or payable by us totaling $9.2 million, $1.25 million of which will be settled in shares of common stock, and the application of such proceeds to repay outstanding principal of $72.0 million owed on the second lien loan under our secured credit facility and the after-tax effect of the prepayment premium of $2.2 million and the non-cash write-off of unamortized debt issuance costs of $2.8 million.

In addition, the pro forma balance sheet reflects the effectiveness of our amended and restated certificate of incorporation and our amended and restated bylaws concurrently with the completion of our initial public offering, which, among other things, converted our nonvoting common stock into our voting common stock on a share-for-share basis, with a corresponding effective conversion of all outstanding options and shares reserved for issuance under our New Founders’ Stock Option Plan, resulting in recognition of related deferred stock-based compensation of $6.1 million and stock compensation expense of $2.2 million. The Company is contemplating early adoption of Statement 123(R) but has not yet quantified the impact on our consolidated statement of operations.